UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place,
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Legg Mason Partners
Variable Capital
Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.

Portfolio name change

During the fourth quarter of 2009, it is expected that the Portfolio’s name will change to Legg Mason ClearBridge Variable Capital Portfolio. There will be no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio at a glance	1

Portfolio expenses	2

Schedule of investments	4

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Variable Capital Portfolio   I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), generated a positive return for the six months ended June 30, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in January and February 2009, with the Index returning -8.43% and -10.65%, respectively. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply, rising approximately 36% from their March low through the end of June 2009. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index gained 3.16% over the six-month reporting period.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the

II   Legg Mason Partners Variable Capital Portfolio

Russell 1000v, Russell Midcapvi and Russell 2000vii Indices, returned 4.32%, 9.96% and 2.64%, respectively, during the six-month period ended June 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 11.52% and -3.05%, respectively. This disparity in returns was due, in part, to the strong performance of growth-oriented technology stocks and the weak performance of value-oriented financial stocks.

Performance review
For the six months ended June 30, 2009, Legg Mason Partners Variable Capital Portfolio1 returned 20.59%. The Portfolio’s unmanaged benchmark, the Russell 3000 Indexx, returned 4.20% for the same period. The Lipper Variable Multi-Cap Core Funds Category Average2 returned 6.83% over the same time frame.

PERFORMANCE SNAPSHOT as of June 30, 2009 (unaudited)

6 MONTHS
(not annualized)
Variable Capital Portfolio[1]	20.59%

Russell 3000 Index	4.20%

Lipper Variable Multi-Cap Core Funds Category Average[2]	6.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratio was 1.09%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%. This expense limitation may be reduced or terminated at any time.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 220 funds in the Portfolio’s Lipper Category.

Legg Mason Partners Variable Capital Portfolio   III

Letter from the chairman continued

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
Important information with regard to certain regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 31, 2009

IV   Legg Mason Partners Variable Capital Portfolio

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Diversification does not assure against loss. Stocks are subject to market fluctuations. The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners Variable Capital Portfolio   V

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Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   1

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
20.59%	$1,000.00	$1,205.90	1.00%	$5.47

[1]	For the six months ended June 30, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,019.84	1.00%	$5.01

[1]	For the six months ended June 30, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   3

Schedule of investments (unaudited)
June 30, 2009

LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 92.4%

CONSUMER DISCRETIONARY — 12.7%

	Hotels, Restaurants & Leisure — 1.8%
42,000	Ctrip.com International Ltd., ADR*	$1,944,600

	Leisure Equipment & Products — 2.7%
1,000,000	Li Ning Co., Ltd.(a)	2,961,792

	Media — 2.5%
410,000	WPP PLC(a)	2,725,871

	Specialty Retail — 5.7%
150,000	American Eagle Outfitters Inc.	2,125,500

139,100	CarMax Inc.*	2,044,770

39,800	Sherwin-Williams Co.	2,139,250

	Total Specialty Retail	6,309,520

	TOTAL CONSUMER DISCRETIONARY	13,941,783

CONSUMER STAPLES — 2.1%

	Household Products — 2.1%
44,000	Procter & Gamble Co.	2,248,400

ENERGY — 12.6%

	Energy Equipment & Services — 6.4%
58,000	Baker Hughes Inc.	2,113,520

25,500	Diamond Offshore Drilling Inc.	2,117,775

302,800	ION Geophysical Corp.*	778,196

100,000	Weatherford International Ltd.*	1,956,000

	Total Energy Equipment & Services	6,965,491

	Oil, Gas & Consumable Fuels — 6.2%
46,000	Exxon Mobil Corp.	3,215,860

47,000	Newfield Exploration Co.*	1,535,490

90,000	Petrohawk Energy Corp.*	2,007,000

	Total Oil, Gas & Consumable Fuels	6,758,350

	TOTAL ENERGY	13,723,841

FINANCIALS — 15.0%

	Capital Markets — 6.3%
192,800	Charles Schwab Corp.	3,381,712

196,900	Invesco Ltd.	3,508,758

	Total Capital Markets	6,890,470

	Diversified Financial Services — 1.5%
49,600	JPMorgan Chase & Co.	1,691,856

See Notes to Financial Statements.

4   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO

SHARES	SECURITY	VALUE
	Insurance — 4.3%
114,000	Travelers Cos. Inc.	$4,678,560

	Real Estate Investment Trusts (REITs) — 1.5%
465,000	Chimera Investment Corp.	1,622,850

	Thrifts & Mortgage Finance — 1.4%
103,000	People’s United Financial Inc.	1,549,120

	TOTAL FINANCIALS	16,432,856

HEALTH CARE — 14.4%

	Biotechnology — 4.1%
50,000	Celgene Corp.*	2,392,000

38,200	Genzyme Corp.*	2,126,594

	Total Biotechnology	4,518,594

	Health Care Providers & Services — 2.2%
57,000	Mednax Inc.*	2,401,410

	Pharmaceuticals — 8.1%
38,000	Johnson & Johnson	2,158,400

25,000	Roche Holding AG(a)	3,401,219

78,000	Shire Ltd., ADR	3,235,440

	Total Pharmaceuticals	8,795,059

	TOTAL HEALTH CARE	15,715,063

INDUSTRIALS — 14.3%

	Aerospace & Defense — 2.9%
45,100	L-3 Communications Holdings Inc.	3,129,038

	Construction & Engineering — 5.3%
118,000	Quanta Services Inc.*	2,729,340

113,900	Shaw Group Inc.*	3,121,999

	Total Construction & Engineering	5,851,339

	Industrial Conglomerates — 6.1%
126,000	General Electric Co.	1,476,720

100,000	McDermott International Inc.*	2,031,000

123,000	Tyco International Ltd.	3,195,540

	Total Industrial Conglomerates	6,703,260

	TOTAL INDUSTRIALS	15,683,637

INFORMATION TECHNOLOGY — 21.3%

	Communications Equipment — 2.9%
135,000	Juniper Networks Inc.*	3,186,000

See Notes to Financial Statements.

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   5

Schedule of investments (unaudited) continued
June 30, 2009

LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO

SHARES	SECURITY	VALUE
	Computers & Peripherals — 4.5%
17,600	International Business Machines Corp.	$1,837,792

188,000	Palm Inc.*	3,115,160

	Total Computers & Peripherals	4,952,952

	Internet Software & Services — 5.7%
9,800	Google Inc., Class A Shares*	4,131,582

109,500	VeriSign Inc.*	2,023,560

	Total Internet Software & Services	6,155,142

	IT Services — 2.5%
82,500	Accenture Ltd., Class A Shares	2,760,450

	Semiconductors & Semiconductor Equipment — 1.0%
51,500	ASML Holding NV, New York Registered Shares	1,114,975

	Software — 4.7%
75,000	Blackboard Inc.*	2,164,500

125,000	Check Point Software Technologies Ltd.*	2,933,750

	Total Software	5,098,250

	TOTAL INFORMATION TECHNOLOGY	23,267,769

	TOTAL COMMON STOCKS (Cost — $115,571,830)	101,013,349

FACE
AMOUNT

CONVERTIBLE BONDS & NOTES — 2.5%

INDUSTRIALS — 2.5%

	Commercial Services & Supplies — 2.5%
$2,500,000	Covanta Holding Corp., Senior Notes, 3.250% due 6/1/14(b) (Cost — $2,596,573)	2,715,625

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $118,168,403)	103,728,974

See Notes to Financial Statements.

6   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT† — 5.1%

	Repurchase Agreement — 5.1%
$5,537,000	State Street Bank & Trust Co. repurchase agreement dated 6/30/09, 0.000% due 7/1/09; Proceeds due at maturity — $5,537,000; (Fully collateralized by U.S. Treasury Bills, 0.000% due 12/10/09; Market value — $5,652,076) (Cost — $5,537,000)	$5,537,000

	TOTAL INVESTMENTS — 100.0% (Cost — $123,705,403#)	109,265,974

	Other Assets in Excess of Liabilities — 0.0%	27,582

	TOTAL NET ASSETS — 100.0%	$109,293,556

†	Under Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   7

Statement of assets and liabilities (unaudited)
June 30, 2009

ASSETS:

Investments, at value (Cost — $123,705,403)	$109,265,974

Cash	157

Dividends and interest receivable	159,000

Receivable for securities sold	32,006

Prepaid expenses	678

Total Assets	109,457,815

LIABILITIES:

Investment management fee payable	66,566

Payable for Portfolio shares repurchased	17,957

Distribution fees payable	13,594

Trustees’ fees payable	995

Accrued expenses	65,147

Total Liabilities	164,259

TOTAL NET ASSETS	$109,293,556

NET ASSETS:

Par value (Note 5)	$126

Paid-in capital in excess of par value	167,755,842

Undistributed net investment income	306,922

Accumulated net realized loss on investments, written options and foreign currency transactions	(44,332,780)

Net unrealized depreciation on investments and foreign currencies	(14,436,554)

TOTAL NET ASSETS	$109,293,556

Shares Outstanding:	12,554,950

Net Asset Value:	$8.71

See Notes to Financial Statements.

8   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended June 30, 2009

INVESTMENT INCOME:

Dividends	$878,145

Interest	1,916

Less: Foreign taxes withheld	(19,769)

Total Investment Income	860,292

EXPENSES:

Investment management fee (Note 2)	372,399

Distribution fees (Note 2)	124,133

Shareholder reports	36,820

Audit and tax	11,973

Legal fees	10,410

Custody fees	9,647

Trustees’ fees	5,731

Insurance	2,194

Transfer agent fees	49

Miscellaneous expenses	1,945

Total Expenses	575,301

Less: Fee waivers and/or expense reimbursements (Note 2)	(78,769)

Net Expenses	496,532

NET INVESTMENT INCOME	363,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):

Net Realized Gain (Loss) From:

Investment transactions	(16,099,819)

Written options	29,674

Foreign currency transactions	3,887

Net Realized Loss	(16,066,258)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	34,607,302

Foreign currencies	2,872

Change in Net Unrealized Appreciation/Depreciation	34,610,174

NET GAIN ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS	18,543,916

INCREASE IN NET ASSETS FROM OPERATIONS	$18,907,676

See Notes to Financial Statements.

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:

Net investment income	$363,760	$656,171

Net realized loss	(16,066,258)	(28,177,551)

Change in net unrealized appreciation/depreciation	34,610,174	(54,186,694)

Increase (Decrease) in Net Assets From Operations	18,907,676	(81,708,074)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(700,008)	(80,023)

Net realized gains	—	(39,398,107)

Decrease in Net Assets From Distributions to Shareholders	(700,008)	(39,478,130)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	174,032	1,826,800

Reinvestment of distributions	700,008	39,478,130

Cost of shares repurchased	(10,620,724)	(52,788,996)

Decrease in Net Assets From Portfolio Share Transactions	(9,746,684)	(11,484,066)

INCREASE (DECREASE) IN NET ASSETS	8,460,984	(132,670,270)

NET ASSETS:

Beginning of period	100,832,572	233,502,842

End of period*	$109,293,556	$100,832,572

* Includes undistributed net investment income of:	$306,922	$643,170

See Notes to Financial Statements.

10   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2008	2007[2]	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$7.27	$15.76	$16.42	$15.24	$14.82	$13.99

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.03	0.05	0.07	0.10	0.05	0.04

Net realized and unrealized gain (loss)	1.47	(5.42)	0.25	1.97	0.73	0.89

Total income (loss) from operations	1.50	(5.37)	0.32	2.07	0.78	0.93

LESS DISTRIBUTIONS FROM:

Net investment income	(0.06)	(0.01)	(0.07)	(0.10)	(0.05)	(0.05)

Net realized gains	—	(3.11)	(0.91)	(0.79)	(0.31)	(0.05)

Total distributions	(0.06)	(3.12)	(0.98)	(0.89)	(0.36)	(0.10)

NET ASSET VALUE, END OF PERIOD	$8.71	$7.27	$15.76	$16.42	$15.24	$14.82

Total return[3]	20.59%	(42.13)%	1.85%	13.62%	5.25%	6.64%

NET ASSETS, END OF PERIOD (000s)	$109,294	$100,833	$233,503	$271,937	$284,380	$246,342

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.16%[4]	1.13%	1.07%	1.10%[5]	1.06%	1.07%

Net expenses[6,7]	1.00 [4]	1.00	0.95	0.98 [5]	0.96	0.95

Net investment income	0.73 [4]	0.38	0.43	0.57	0.38	0.43

PORTFOLIO TURNOVER RATE	30%	63%	85%	14%	22%	9%

[1]	For the six months ended June 30, 2009 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.95%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   11

Notes to financial statements (unaudited)

1.	Organization and significant accounting policies
Legg Mason Partners Variable Capital Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 19, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

12   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

			SIGNIFICANT
		OTHER SIGNIFICANT	UNOBSERVABLE
	QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments:
Common stocks:
Consumer discretionary	$8,254,120	$5,687,663	—	$13,941,783

Consumer staples	2,248,400	—	—	2,248,400

Energy	13,723,841	—	—	13,723,841

Financials	16,432,856	—	—	16,432,856

Health care	12,313,844	3,401,219	—	15,715,063

Industrials	15,683,637	—	—	15,683,637

Information technology	23,267,769	—	—	23,267,769

Convertible corporate bonds & notes:
Industrials	—	2,715,625	—	2,715,625

Total long-term investments	91,924,467	11,804,507	—	103,728,974

Short-term investment†	—	5,537,000	—	5,537,000

Total investments	$91,924,467	$17,341,507	—	$109,265,974

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   13

Notes to financial statements (unaudited) continued

based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and

14   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   15

Notes to financial statements (unaudited) continued

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

During the six months ended June 30, 2009, the Portfolio had a voluntary expense limitation in place of 1.00%.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

During the six months ended June 30, 2009, LMPFA waived a portion of its fee in the amount of $29,116.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee of 0.25% of the Portfolio’s average daily net assets. This fee is calculated daily and paid monthly.

16   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

During the six months ended June 30, 2009, LMIS waived a portion of its distribution fees equal to 0.10% of the average daily net assets of the Portfolio, resulting in a waiver of $49,653.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$28,372,939

Sales	36,541,554

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,769,619

Gross unrealized depreciation	(22,209,048)

Net unrealized depreciation	$(14,439,429)

During the six months ended June 30, 2009, written option transactions for the Portfolio were as follows:

	NUMBER OF
	CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2008	—	—

Options written	230	$38,577

Options closed	(230)	(38,577)

Options expired	—	—

Written options, outstanding June 30, 2009	—	—

4.	Derivative instruments and hedging activities
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

At June 30, 2009, the Portfolio did not hold any derivative instruments.

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2009. The table provides additional detail about the amounts

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   17

Notes to financial statements (unaudited) continued

and sources of gains/(losses) realized on derivatives during the period. At December 31, 2008, the prior period end date, the Portfolio did not hold any derivative instruments.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	EQUITY	OTHER
	CONTRACTS	CONTRACTS
	RISK	RISK	TOTAL
Written options	$29,674	—	$29,674

5.	Shares of beneficial interest
At June 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
Shares sold	20,805	159,789

Shares issued on reinvestment	81,681	3,227,975

Shares repurchased	(1,418,240)	(4,331,889)

Net decrease	(1,315,754)	(944,125)

6.	Capital loss carryforward
As of December 31, 2008, the Portfolio had a net capital loss carryforward of approximately $22,266,493, all of which expires in 2016. This amount will be available to offset any future taxable capital gains.

7.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as

18   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   19

Notes to financial statements (unaudited) continued

must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds. On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on

20   Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report

behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Variable Capital Portfolio 2009 Semi-Annual Report   21

Legg Mason Partners
Variable Capital Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Service, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Capital Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Capital Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011194 8/09 SR09-872

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: August 27, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: August 27, 2009

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: August 27, 2009